SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ASSET ALLOCATION FUNDS

For Wells Fargo Asset Allocation Fund (the “Fund”)

At a meeting held February 27-28, 2018, the Board of Trustees of Wells Fargo Funds Trust approved the addition of Wells Capital Management Incorporated ("Wells Capital Management") as the new sub-adviser for the Fund, effective on or about June 15, 2018. In connection with this change, the Statement of Additional is amended as follows, effective on or about June 15, 2018:

Sub-Adviser and Portfolio Manager Changes

Wells Capital Management Incorporated (“Wells Capital Managment”) will become the sub-adviser for the Fund. Accordingly, all references to Grantham, May, Van Otterloo & Co. LLC (“GMO”) in the SAI are deleted.

In addition, Kandarp R. Acharya, CFA, FRM, Petros N. Bocray, CFA, FRM, and Christian L. Chan, CFA, of Wells Capital Management will be listed as the Portfolio Managers for the Fund.    Accordingly, disclosure concerning the portfolio managers for the Fund in the table in the section entitled “Management – Portfolio Managers” is deleted and replaced with the following:

Fund	Sub-Adviser	Portfolio Managers
Asset Allocation Fund	Wells Capital Managment	Kandarp R. Acharya, CFA, FRM Petros N. Bocray, CFA, FRM Christian L. Chan, CFA

Management Fee

Disclosure concerning the management fees for the Fund in the table in the section entitled “Management – Manager and Class-Level Administrator” is deleted and replaced with the following:

Fund	Assets	Fee
Asset Allocation Fund	First $500M	0.30%
	Next $500M	0.28%
	Next $2B	0.26%
	Next $2B	0.24%
	Next $5B	0.23%
	Over $10B	0.22%

Sub-Adviser Fees

The following disclosure concerning the sub-advisor is added to create the new section entitled “Management – Sub-Advisers”

Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, to serve as sub-adviser to the Funds (the "Sub-Adviser"). Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser provides day-to-day portfolio management services to the Funds. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to the Sub-Adviser.

For providing investment sub-advisory services, including asset allocation services, to the Fund, Wells Capital Management is entitled to receive an annual fee as a percentage of the Fund's daily net assets as follows:

Fund	Sub-Adviser	Assets	Fee
Asset Allocaiton Fund	Wells Capital Management	First $250 million	0.10%
		Next $250 million	0.05%

Management of Other Accounts

Disclosure concerning the other accounts managed by the portfolio managers for the Fund in the table in the section entitled “Management – Portfolio Managers – Management of Other Accounts” is deleted and replaced with the following:

Analytic
Kandarp R. Acharya, CFA, FRM[1]	Registered Investment Companies
	Number of Accounts	40
	Total Assets Managed	$8.73B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	17
	Total Assets Managed	$70M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	32
	Total Assets Managed	$1.15B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
Petros N. Bocray, CFA, FRM[1]	Registered Investment Companies
	Number of Accounts	33
	Total Assets Managed	$9.55B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	2
	Total Assets Managed	$91.14M
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	0
	Total Assets Managed	$0
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
Christian L. Chan, CFA[1]	Registered Investment Companies
	Number of Accounts	34
	Total Assets Managed	$9.47B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Pooled Investment Vehicles
	Number of Accounts	14
	Total Assets Managed	$5.12B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0
	Other Accounts
	Number of Accounts	33
	Total Assets Managed	$1.08B
	Number of Accounts Subject to Performance Fee	0
	Assets of Accounts Subject to Performance Fee	$0

1 The portfolio manager started managing the Asset Allocation Fund on June 15, 2018. The information presented in this table is as of January 31, 2018, at which time they were not a manager of the Fund.

Beneficial Ownership in the Fund

Effective June 15, 2018, disclosure concerning the dollar value of Fund equity securities beneficially owned by the portfolio managers for the Fund in the section entitled “Management – Portfolio Managers – Beneficial Ownership in the Funds” is deleted and replaced with the table following:

Sub-Adviser / Portfolio Manager	Fund	Dollar Range of Holdings in Fund
Wells Capital Management
Kandarp R. Acharya, CFA, FRM	Asset Allocation Fund	$0
Petros N. Bocray, CFA, FRM	Asset Allocation Fund	$0
Christian L. Chan, CFA	Asset Allocation Fund	$0

Material Conflicts of Interest

Effective June 15, 2018, disclosure concerning the material conflicts of interest relating to the portfolio managers for the Fund in the section entitled “Management – Portfolio Managers – Material Conflicts of Interest” is deleted and replaced with the following:

Wells Capital Management.Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation

Effective June 15, 2018, disclosure concerning the compensation of the portfolio managers for the Fund in the section entitled “Management – Portfolio Managers – Compensation” is deleted and replaced with the following:

Wells Capital Management.The compensation structure for Wells Capital Management's Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Wells Capital Management participates in third party investment management compensation surveys in order to provide Wells Capital Management with market-based compensation information to help support individual pay decisions. In addition to investment management compensations surveys, Wells Capital Management also considers prior professional experience, tenure, seniority and a Portfolio Manager's team size, scope and assets under management when determining their fixed base salary. Incentive bonuses are typically tied to relative, pre-tax investment performance of the Funds or other accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectuses. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo's 401(k) plan that features a limited matching contribution. Eligibility for and participation in this plan is on the same basis for all employees.

March 2, 2018